                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of March, 2002.


                                              /s/ STEPHEN B. BRAM
                                              --------------------
                                              Stephen B. Bram

                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 25th day of March, 2002.


                                           /s/ VINCENT A. CALARCO
                                           -------------------------
                                           Vincent A. Calarco

                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 25th day of March, 2002.


                                        /s/  GEORGE CAMPBELL, JR.
                                        --------------------------------
                                        George Campbell, Jr.

                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 22nd day of March, 2002.



                                              /s/ E. VIRGIL CONWAY
                                              -------------------------
                                              E. Virgil Conway

                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of March, 2002.



                                             /s/ GORDON J. DAVIS
                                             -------------------------
                                             Gordon J. Davis

                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 25th day of March, 2002.



                                         /s/  MICHAEL J. DEL GIUDICE
                                         -------------------------------
                                         Michael J. Del Giudice

                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of March, 2002.


                                             /s/ JOAN S. FREILICH
                                             -------------------------
                                             Joan S. Freilich

                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of March, 2002.


                                             /s/ ELLEN V. FUTTER
                                             ------------------------
                                             Ellen V. Futter

                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 25th day of March, 2002.


                                             /s/ SALLY HERNANDEZ-PINERO
                                             -----------------------------
                                             Sally Hernandez-Pinero

                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of March, 2002.


                                               /s/ PETER W. LIKINS
                                               --------------------------
                                               Peter W. Likins

                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of March, 2002.



                                             /s/ EUGENE R. MCGRATH
                                             ---------------------------
                                             Eugene R. McGrath

                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of March, 2002.


                                              /s/ EDWARD J. RASMUSSEN
                                              -------------------------
                                              Edward J. Rasmussen

                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 22nd day of March, 2002.



                                     /s/ GEORGE W. SARNEY
                                     -------------------------
                                     George W. Sarney

                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of March, 2002.



                                           /s/ RICHARD A. VOELL
                                           -------------------------
                                           Richard A. Voell

                                POWER OF ATTORNEY


WHEREAS Consolidated Edison ("Con Edison"), Consolidated Edison Company of New York, Inc. ("Con Edison of New York") and Orange and Rockland Utilities, Inc. ("O&R") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K") with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 25th day of March, 2002.



                                             /s/ STEPHEN R. VOLK
                                             --------------------------
                                             Stephen R. Volk